SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 9, 2000
                        ---------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

      Delaware                   001-8368                   51-0228924
     (State of             (Commission File No.)           (IRS Employer
      Incorporation)                                        Identification No.)


                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)



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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

On June 9, 2000, Safety-Kleen Corp. and 73 of its wholly owned domestic subsidiaries filed a voluntary petition for reorganization under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (Case No. 00-2303 (PJW). Management of the Company continues to operate the business of the Company as a debtor in possession under 11 U.S.C. Sections 1107 and 1108. The Company plans to submit a reorganization plan to the court.

ITEM 5. OTHER INFORMATION.

On June 9, 2000, the board of directors of the Company accepted the resignation of Kenneth W. Winger from his position as Director of the Company. As announced by the Company on March 6, 2000, the Company had placed Mr. Winger on administrative leave pending the outcome of an internal investigation into the Company's prior reported financial results and certain of its accounting policies and practices. Thereafter, as announced by the Company on May 12, 2000, Mr. Winger resigned his position as President and Chief Executive Officer of the Company.

In addition, the filing for protection under the U.S. Bankruptcy Code as described in Item 3 is an event of default under the Company's four Industrial Revenue Bonds as follow:

o Indenture dated as of May 1, 1993 between the Industrial Development Board of the Metropolitan Government of Nashville and Davidson County (Tennessee) and NationsBank of Tennessee, N.A.

o Indenture of Trust dated as of August 1, 1995 between Tooele County, Utah and West One Bank, Utah, now known as U.S. Bank, as Trustee.

o Indenture of Trust dated as of July 1, 1997 between Tooele County, Utah and U.S. Bank, a national banking association, as Trustee.

o Indenture of Trust dated as of July 1, 1997 between California Pollution Control Financing Authority and U.S. Bank, a national banking association, as Trustee.

On June 16, 2000, the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.2. The information contained in Exhibit
99.2 is incorporated by reference herein.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.                 Description
-------------     -------------------------------------
99.1              Press Release issued June 9, 2000 (Filed herewith.)
99.2              Press Release issued June 16, 2000 (Filed herewith.)



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SAFETY-KLEEN CORP.



Date:  June 19, 2000               By:   /s/ David Thomas, Jr.
                                         ---------------------
                                          David Thomas, Jr.
                                          Chief Executive Officer and Chairman
                                          of the Board




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                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

99.1                Press Release issued June 9, 2000 (Filed herewith.)
99.2                Press Release issued June 16, 2000 (Filed herewith.)